                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-2

                           Distribution Date 1/18/2000

Section 5.2 - Supplement                                           Class A          Class B         Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00            0.00             0.00                  0.00

(ii)   Monthly Interest Distributed                              3,115,000.00      181,245.17       309,338.28          3,605,583.45
       Deficiency Amounts                                                0.00            0.00                                   0.00
       Additional Interest                                               0.00            0.00                                   0.00
       Accrued and Unpaid Interest                                                                        0.00                  0.00

(iii)  Collections of Principal Receivables                     81,111,324.58    4,608,475.09     6,452,160.08         92,171,959.75

(iv)   Collections of Finance Charge Receivables                 9,669,233.89      549,373.64       769,158.26         10,987,765.79

(v)    Aggregate Amount of Principal Receivables                                                                   18,996,941,978.59

                                           Investor Interest   600,000,000.00   34,090,000.00    47,728,181.82        681,818,181.82
                                           Adjusted Interest   600,000,000.00   34,090,000.00    47,728,181.82        681,818,181.82

                                                  Series
       Floating Investor Percentage                    3.59%           88.00%           5.00%            7.00%               100.00%
       Fixed Investor Percentage                       3.59%           88.00%           5.00%            7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                         95.88%
              30 to 59 days                                                                                                    1.26%
              60 to 89 days                                                                                                    0.92%
              90 or more days                                                                                                  1.94%
                                                                                                                   -----------------
                                           Total Receivables                                                                 100.00%

(vii)  Investor Default Amount                                   2,852,173.85      162,051.01       226,881.79          3,241,106.65

(viii) Investor Charge-Offs                                              0.00            0.00             0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00            0.00             0.00

(x)    Servicing Fee                                               500,000.00       28,408.33        39,773.48            568,181.82

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.63%

(xii)  Reallocated Monthly Principal                                                     0.00             0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)            600,000,000.00   34,090,000.00    47,728,181.82        681,818,181.82

(xiv)  LIBOR                                                                                                                6.46250%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                           9,169,233.89      520,965.31       729,384.77         10,419,583.97

(xxii) Certificate Rate                                              6.23000%        6.38000%         6.86250%

------------------------------------------------------------------------------------------------------------------------------------

       By:
              --------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-3

                           Distribution Date 1/18/2000

Section 5.2 - Supplement                                        Class A         Class B       Collateral               Total
------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00           0.00            0.00                  0.00

(ii)   Monthly Interest Distributed                          2,336,250.00     136,149.60      236,226.34          2,708,625.94
       Deficiency Amounts                                            0.00           0.00                                  0.00
       Additional Interest                                           0.00           0.00                                  0.00
       Accrued and Unpaid Interest                                                                  0.00                  0.00

(iii)  Collections of Principal Receivables                 60,833,493.43   3,456,423.91    4,839,052.47         69,128,969.81

(iv)   Collections of Finance Charge Receivables             7,251,925.42     412,038.29      576,860.63          8,240,824.34

(v)    Aggregate Amount of Principal Receivables                                                             18,996,941,978.59

                                        Investor Interest  450,000,000.00  25,568,000.00   35,795,636.36        511,363,636.36
                                        Adjusted Interest  450,000,000.00  25,568,000.00   35,795,636.36        511,363,636.36

                                                 Series
       Floating Investor Percentage                 2.69%          88.00%          5.00%           7.00%               100.00%
       Fixed Investor Percentage                    2.69%          88.00%          5.00%           7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.88%
               30 to 59 days                                                                                             1.26%
               60 to 89 days                                                                                             0.92%
               90 or more days                                                                                           1.94%
                                                                                                             -----------------
                                        Total Receivables                                                              100.00%

(vii)  Investor Default Amount                               2,139,130.39     121,540.63      170,158.96          2,430,829.98

(viii) Investor Charge-Offs                                          0.00           0.00            0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00           0.00            0.00

(x)    Servicing Fee                                           375,000.00      21,306.67       29,829.70            426,136.36

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                   13.63%

(xii)  Reallocated Monthly Principal                                                0.00            0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)        450,000,000.00  25,568,000.00   35,795,636.36        511,363,636.36

(xiv)  LIBOR                                                                                                          6.46250%

(xv)   Principal Funding Account Balance                                                                                  0.00

(xvii) Accumulation Shortfall                                                                                             0.00

(xviii)Principal Funding Investment Proceeds                                                                              0.00

(xx)   Principal Investment Funding Shortfall                                                                             0.00

(xxi)  Available Funds                                       6,876,925.42     390,731.62      547,030.94          7,814,687.98

(xxii) Certificate Rate                                          6.23000%       6.39000%        6.98750%

------------------------------------------------------------------------------------------------------------------------------

       By:
               ---------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-1

                           Distribution Date 1/18/2000

Section 5.2 - Supplement                               Class A         Class B      Collateral                Total
-----------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                        0.00           0.00           0.00                     0.00

(ii)   Monthly Interest Distributed                 3,237,500.00     189,248.43     360,892.50             3,787,640.93
       Deficiency Amounts                                   0.00           0.00                                    0.00
       Additional Interest                                  0.00           0.00                                    0.00
       Accrued and Unpaid Interest                                                        0.00                     0.00

(iii)  Collections of Principal Receivables        94,629,878.67   5,376,599.34   7,527,475.03           107,533,953.04

(iv)   Collections of Finance Charge Receivables   11,280,772.88     640,941.28     897,345.93            12,819,060.09

(v)    Aggregate Amount of Principal Receivables                                                      18,996,941,978.59

                               Investor Interest  700,000,000.00  39,772,000.00  55,682,545.45           795,454,545.45
                               Adjusted Interest  700,000,000.00  39,772,000.00  55,682,545.45           795,454,545.45

                                           Series
       Floating Investor Percentage          4.19%        88.00%          5.00%          7.00%                  100.00%
       Fixed Investor Percentage             4.19%        88.00%          5.00%          7.00%                  100.00%

(vi)   Receivables Delinquent (As % of Total
                                 Receivables)
               Current                                                                                           95.88%
               30 to 59 days                                                                                      1.26%
               60 to 89 days                                                                                      0.92%
               90 or more days                                                                                    1.94%
                                                                                                     ------------------
                               Total Receivables                                                                100.00%

(vii)  Investor Default Amount                      3,327,536.16     189,061.10     264,693.83             3,781,291.09

(viii) Investor Charge-Offs                                 0.00           0.00           0.00                     0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions           0.00           0.00           0.00

(x)    Servicing Fee                                  583,333.33      33,143.33      46,402.12               662,878.79

(xi)   Portfolio Yield (Net of Defaulted
         Receivables)                                                                                            13.63%

(xii)  Reallocated Monthly Principal                                       0.00           0.00                     0.00

(xiii) Closing Investor Interest
        (Class A Adjusted)                        700,000,000.00  39,772,000.00  55,682,545.45           795,454,545.45

(xiv)  LIBOR                                                                                                   6.46250%

(xv)   Principal Funding Account Balance                                                                           0.00

(xvii) Accumulation Shortfall                                                                                      0.00

(xviii)Principal Funding Investment Proceeds                                                                       0.00

(xx)   Principal Investment Funding Shortfall                                                                      0.00

(xxi)  Available Funds                             10,697,439.54     607,797.95     850,943.80            12,156,181.30

(xxii) Certificate Rate                                 5.55000%       5.71000%       6.86250%

-----------------------------------------------------------------------------------------------------------------------

       By:
               ---------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                           Distribution Date 1/18/2000

Section 5.2 - Supplement                                  Class A          Class B      Collateral              Total
-------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                           0.00            0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                    2,740,833.33      160,416.67     298,016.49           3,199,266.49
       Deficiency Amounts                                      0.00            0.00                                  0.00
       Additional Interest                                     0.00            0.00                                  0.00
       Accrued and Unpaid Interest                                                            0.00                   0.00

(iii)  Collections of Principal Receivables           74,352,047.53    4,224,548.16   5,914,367.42          84,490,963.10

(iv)   Collections of Finance Charge Receivables       8,863,464.40      503,605.93     705,048.30          10,072,118.64

(v)    Aggregate Amount of Principal Receivables                                                        18,996,941,978.59

                                 Investor Interest   550,000,000.00   31,250,000.00  43,750,000.00         625,000,000.00
                                 Adjusted Interest   550,000,000.00   31,250,000.00  43,750,000.00         625,000,000.00

                                          Series
       Floating Investor Percentage            3.29%         88.00%           5.00%          7.00%                100.00%
       Fixed Investor Percentage               3.29%         88.00%           5.00%          7.00%                100.00%

(vi)   Receivables Delinquent (As % of Total
                                Receivables)
               Current                                                                                             95.88%
               30 to 59 days                                                                                        1.26%
               60 to 89 days                                                                                        0.92%
               90 or more days                                                                                      1.94%
                                                                                                        -----------------
                                 Total Receivables                                                                100.00%

(vii)  Investor Default Amount                         2,614,492.69      148,550.72     207,971.01           2,971,014.43

(viii) Investor Charge-Offs                                    0.00            0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions              0.00            0.00           0.00

(x)    Servicing Fee                                     458,333.33       26,041.67      36,458.33             520,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                              13.63%

(xii)  Reallocated Monthly Principal                                           0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)  550,000,000.00   31,250,000.00  43,750,000.00         625,000,000.00

(xiv)  LIBOR                                                                                                     6.46250%

(xv)   Principal Funding Account Balance                                                                             0.00

(xvii) Accumulation Shortfall                                                                                        0.00

(xviii)Principal Funding Investment Proceeds                                                                         0.00

(xx)   Principal Investment Funding Shortfall                                                                        0.00

(xxi)  Available Funds                                 8,405,131.07      477,564.27     668,589.97           9,551,285.31

(xxii) Certificate Rate                                    5.98000%        6.16000%       7.21250%

-------------------------------------------------------------------------------------------------------------------------

      By:
              --------------------------
      Name:   Patricia M. Garvey
      Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                           Distribution Date 1/18/2000

Section 5.2 - Supplement                                      Class A        Class B       Collateral                Total
--------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00             0.00             0.00                   0.00

(ii)   Monthly Interest Distributed                        2,434,132.89       141,813.47       223,239.49           2,799,185.85
       Deficiency Amounts                                          0.00             0.00                                    0.00
       Additional Interest                                         0.00             0.00                                    0.00
       Accrued and Unpaid Interest                                                                   0.00                   0.00

(iii)  Collections of Principal Receivables               55,694,144.72     3,164,423.14     4,430,360.15          63,288,928.01

(iv)   Collections of Finance Charge Receivables           6,639,266.64       377,229.04       528,140.66           7,544,636.35

(v)    Aggregate Amount of Principal Receivables                                                               18,996,941,978.59

                                     Investor Interest   411,983,000.00    23,408,000.00    32,772,440.86         468,163,440.86
                                     Adjusted Interest   411,983,000.00    23,408,000.00    32,772,440.86         468,163,440.86

                                                 Series
       Floating Investor Percentage                 2.46%        88.00%            5.00%            7.00%                100.00%
       Fixed Investor Percentage                    2.46%        88.00%            5.00%            7.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                    95.88%
               30 to 59 days                                                                                               1.26%
               60 to 89 days                                                                                               0.92%
               90 or more days                                                                                             1.94%
                                                                                                              ------------------
                                     Total Receivables                                                                   100.00%

(vii)  Investor Default Amount                             1,958,411.90       111,272.81       155,787.83           2,225,472.54

(viii) Investor Charge-Offs                                        0.00             0.00             0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                  0.00             0.00             0.00

(x)    Servicing Fee                                         343,319.17        19,506.67        27,310.37             390,136.20

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                     13.63%

(xii)  Reallocated Monthly Principal                                                0.00             0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)       411,983,000.00   23,408,000.00    32,772,440.86         468,163,440.86

(xiv)  LIBOR                                                                                                            6.46250%

(xv)   Principal Funding Account Balance                                                                                    0.00

(xvii) Accumulation Shortfall                                                                                               0.00

(xviii)Principal Funding Investment Proceeds                                                                                0.00

(xx)   Principal Investment Funding Shortfall                                                                               0.00

(xxi)  Available Funds                                     6,295,947.48       357,722.38       500,830.29           7,154,500.15

(xxii) Certificate Rate                                        7.09000%         7.27000%         7.21250%

--------------------------------------------------------------------------------------------------------------------------------

      By:
              ----------------------------------
      Name:   Patricia M. Garvey
      Title:  Vice President